UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 11, 2013

SYNIVERSE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32432	30-0041666
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
8125 Highwoods Palm Way
Tampa, Florida 33647
Telephone: (813) 637-5000
(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure
In connection with a proposed amendment to effect a repricing on the currently outstanding $940.5 million balance of the Company’s First Lien Term Loan with an original principal balance of $950 million, Syniverse intends to provide potential lenders with a presentation containing summary financial information with respect to MACH, reflecting the impact of required divestitures expected to be completed by the fourth quarter of 2013, and pro forma financial information for Syniverse, which has not been previously publicly disclosed. Such information is disclosed below. In addition, the Company expects to repay $50 million in principal toward the First Lien Term Loan and Incremental Term Loan, pro rata across the tranches.

(USD in millions)
	Revenue		Adjusted EBITDA
Twelve Months Ended:	December 31, 2012	June 30, 2013	December 31, 2012	June 30, 2013
Syniverse	$743.9	$752.8	$313.5	$303.9
MACH	158.4	154.4	69.2	60.9
Pro Forma	$902.3	$907.2	$382.6	$364.9
Expected first year annualized projected synergies less cost to achieve				9.1
Pro Forma Adjusted EBITDA				$374.0
Adjusted EBITDA is a non-GAAP financial measure.

Non-GAAP Financial Measures

We believe that Adjusted EBITDA is a measure commonly used by investors to evaluate our performance and that of our competitors. We believe issuers of “high-yield” debt securities also present Adjusted EBITDA because investors, analysts and rating agencies consider it useful in measuring the ability of those issuers to meet debt service obligations. We further believe that the disclosure of Adjusted EBITDA is useful to investors as this non-GAAP measure forms the basis of how our executive team and Board of Directors evaluate our performance. By disclosing Adjusted EBITDA, we believe that we create for investors a greater understanding of, and an enhanced level of transparency into, the means by which our management team operates our company. Adjusted EBITDA is not a measure presented in accordance with U.S. GAAP and our use of the term Adjusted EBITDA may vary from that of others in our industry. Adjusted EBITDA should not be considered as an alternative to net income (loss), operating income (loss), revenues or any other performance measures derived in accordance with U.S. GAAP as measures of operating performance or liquidity.

In addition, Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Because of these limitations, Adjusted EBITDA should not be considered as measures of discretionary cash available to us to invest in the growth of our business. We attempt to compensate for these limitations by relying primarily upon our U.S. GAAP results and using Adjusted EBITDA as supplemental information only.

Adjusted EBITDA has important limitations as an analytical tool and you should not consider it in isolation or as a substitute for analysis of our results as reported under U.S. GAAP. For example, Adjusted EBITDA:

•	excludes certain tax payments that may represent a reduction in cash available to us;

•	does not reflect any cash capital expenditure requirements for the assets being depreciated and amortized that may have to be replaced in the future;

•	does not reflect changes in, or cash requirements for, our working capital needs; and

•	does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our debt.

We believe that Adjusted EBITDA is a useful financial metric to assess our operating performance from period to period by excluding certain items that we believe are not representative of our core business. We rely on Adjusted EBITDA as a primary measure to review and assess the operating performance of our management team in connection with our executive compensation and bonus plans. We also review Adjusted EBITDA to compare our current operating results with prior periods and with the operating results of other companies in our industry. In addition, we utilize Adjusted EBITDA as an assessment of our overall liquidity and our ability to meet our debt service obligations.

Adjusted EBITDA for Syniverse is determined by adding the following items to net income (loss) or income (loss) from continuing operations: other income (expense), net, provision for (benefit from) income taxes, depreciation and amortization, restructuring and management termination expenses, non-cash stock compensation, acquisition related expenses including acquisition, transition and integration costs and the Carlyle annual management fee including related expenses.

Adjusted EBITDA for MACH is determined by adding the following items to net income (loss) or income (loss) from continuing operations: other income (expense), net, provision for (benefit from) income taxes, depreciation and amortization, restructuring expenses and transaction related expenses.

Adjusted EBITDA for Syniverse, MACH and Pro Forma combined are presented in the tables below:

(USD in millions)	Twelve Months Ended December 31, 2012
	Syniverse	MACH	Pro Forma
Reconcilation to Adjusted EBITDA
Income (loss) from continuing operations	$(0.2)	$(64.0)	$(64.2)
Adjustments to EBITDA:
Other income (expense), net	110.4	74.7	185.1
(Benefit from) provision for income taxes	(7.9)	4.4	(3.4)
Depreciation and amortization	177.3	29.2	206.5
Restructuring and management termination benefits	2.4	4.9	7.2
Non-cash stock compensation	7.1	—	7.1
Acquisition related expenses	14.7	20.0	34.7
Business development, integration and related	6.5	—	6.5
Management fee and related	3.1	—	3.1
Adjusted EBITDA	$313.5	$69.2	$382.6

(USD in millions)	Twelve Months Ended June 30, 2013
	Syniverse	MACH	Pro Forma
Reconcilation to Adjusted EBITDA
Income (loss) from continuing operations	$(26.6)	$(71.6)	$(98.1)
Adjustments to EBITDA:
Other income (expense), net	105.8	57.1	162.9
(Benefit from) provision for income taxes	(12)	4.5	(7.4)
Depreciation and amortization	184.6	29.4	214.0
Restructuring and management termination benefits	5.2	(1.8)	3.5
Non-cash stock compensation	7.8	—	7.8
Acquisition related expenses	30.1	43.3	73.4
Business development, integration and related	5.3	—	5.3
Management fee and related	3.5	—	3.5
Adjusted EBITDA	$303.9	$60.9	$364.9
Expected first year annualized projected synergies less cost to achieve			9.1
Pro Forma Adjusted EBITDA			$374.0

As provided by a one-time debt covenant to our Credit Facility at closing of the MACH acquisition, Pro Forma Adjusted EBITDA includes the expected first year annualized projected synergies from the MACH acquisition less costs to achieve the synergies.

The information contained in this Current Report on Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Forward Looking Statements

This report contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). These statements express Syniverse’s current expectation of future events or its future performance and do not relate directly to historical or current events. As such, Syniverse's future actions and related results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this report, possibly to a material degree.

Syniverse can offer no assurance that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term goals will be realized. Syniverse can offer no assurance that the amendment to the First Lien Term Loan as well as any repayment of principal toward the First Lien Term Loan and Incremental Term Loan will be consummated on the terms or within the timeframe that Syniverse currently contemplates, if at all. All forward-looking statements included in this report speak only as of the date made, and, except as required by law, Syniverse undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
Date: September 11, 2013

SYNIVERSE HOLDINGS, INC.
(Registrant)

By:	/s/ David W. Hitchcock
Name:	David W. Hitchcock
Title:	Chief Financial and Administrative Officer